EQUITY INVESTMENT	12 Months Ended
Dec. 31, 2011
Equity Investment [Abstract]
Investments [Text Block]
11	EQUITY INVESTMENT

	December 31, 2011	December 31, 2010

Cost of equity investment, unlisted	$6,393,137	$-
Share of loss	(47,431)	-
Share of net assets at 31 December	$6,345,706	$-

The Group’s equity investment represents its 33.5% equity interest in Yunnan Handing Investment Co. Limited (“Yunnan Handing”). Yunnan Handing is a limited liability company established in the PRC that is principally engaged in the project investment and management. As at 31 December 2011, its paid up capital was RMB100,000,000 (approximately $15,710,000). The summarised financial information in respect of the Group’s equity investment is set out below:

	December 31, 2011	December 31, 2010
Assets

Current assets	$50,003,927	$-
Non-current assets	150,972	-
	50,154,899	-
Liabilities
Current liabilities	(34,588,871)	-
Net assets	15,566,028	-

Income	76,632	-
Expense	(218,154)	-
Loss for the year	$(141,522)	$-